UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment #1)
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2018
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300
Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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EXPLANATORY NOTE

On March 8, 2018, Ingevity Corporation (the “Company”) completed the previously announced acquisition of substantially all the assets primarily used in the pine chemicals business (the “Pine Chemical Business”) of Georgia-Pacific LLC, including assets and facilities related to tall oil fractionation operations and the production or modification of tall oil fatty acids, tall oil rosins, rosin derivatives and formulated products, for the aggregate purchase price of $315.0 million, which includes an adjustment for working capital of $5.0 million (the "Acquisition").

On March 8, 2018, the Company filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission to report the completion of the Acquisition.

This Current Report on Form 8-K/A amends the Original Report to include (i) audited Combined Financial Statements as of and for the year ended December 31, 2016 of the Pine Chemical Business, (ii) unaudited Combined Balance Sheet as of September 30, 2017 and December 31, 2016 and the related unaudited Combined Statements of Operations, Changes in Parent Company Net Investment and Cash Flows for the nine month periods ended September 30, 2017 and 2016 of the Pine Chemical Business and (iii) unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2017 related to the Acquisition, as required by Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of the Business Acquired

(i)	Audited Combined Financial Statements as of and for the year ended December 31, 2016 of the Pine Chemical Business are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(ii)
Unaudited Combined Balance Sheet as of September 30, 2017 and December 31, 2016 and the related unaudited Combined Statements of Operations, Changes in Parent Company Net Investment and Cash Flows for the nine month periods ended September 30, 2017 and 2016 of the Pine Chemical Business are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the Acquisition is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2017.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2017.

(d)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP, Independent Auditor.
99.1	Pine Chemical Business Audited Combined Financial Statements as of and for the year ended December 31, 2016.
99.2
Pine Chemical Business Unaudited Combined Balance Sheet as of September 30, 2017 and December 31, 2016 and the related unaudited Combined Statements of Operations, Changes in Parent Company Net Investment and Cash Flows for the nine month periods ended September 30, 2017 and 2016.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ JOHN C. FORTSON
John C. Fortson
Executive Vice President, Chief Financial Officer and Treasurer
Date: May 10, 2018